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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   AUGUST 8, 2002
                                                   -----------------------------




                            COLE NATIONAL GROUP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                        33-66342            34-1744334
----------------------------------- -------------------- -----------------------
   (State or Other Jurisdiction          (Commission          (IRS Employer
        of Incorporation)                File Number)       Identification No.)


5915 LANDERBROOK DRIVE, MAYFIELD HEIGHTS, OHIO                   44124
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (440) 449-4100
                                                     ---------------------------




                                 NOT APPLICABLE
                                ---------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5. OTHER EVENTS.

     On August 8, 2002, Cole National Group, Inc. announced that it has extended to 5:00 p.m., New York City time, on August 9, 2002, its offer to exchange up to $150 million aggregate principal amount of its 8-7/8% senior subordinated notes due 2012 for up to $150 million aggregate principal amount of its existing 8-7/8% senior subordinated notes due 2012. The existing notes were issued and sold in a transaction exempt from the registration requirements of the Securities Act of 1933. The exchange offer was originally scheduled to expire at 5:00 p.m., New York City time, on August 8, 2002.

     Questions concerning the delivery of appropriate documents and existing notes should be directed to Wells Fargo Bank Minnesota, N.A., the exchange agent for the exchange offer, at (800) 344-5128.

     The existing notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

     A copy of the press release with respect to the extension of the exchange offer is attached as Exhibit 99.1 hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits.

        Exhibit
        Number             Description
        ------             -----------

         99.1              Press release, dated August 8, 2002









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLE NATIONAL GROUP, INC.


                                       By:  /s/ Tracy L. Burmeister
                                          -------------------------------------
                                          Name:  Tracy L. Burmeister
                                          Title: Vice President, Accounting &
                                                 Reporting


Date: August 8, 2002




















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                                  EXHIBIT INDEX

           Exhibit
           Number              Description
           ------              -----------

            99.1               Press release, dated August 8, 2002